[GRAPHIC OMITTED]

                                  E.I.I. REALTY
                                 SECURITIES FUND

                              INSTITUTIONAL SHARES

                                  JUNE 30, 2000
                                  ANNUAL REPORT

                                  888-323-8912

                         E.I.I. REALTY SECURITIES TRUST

                          E.I.I. REALTY SECURITIES FUND

                                TABLE OF CONTENTS

Letter to Shareholders ..................................................   1
Schedule of Investments .................................................   3
Statement of Assets and Liabilities .....................................   5
Statement of Operations .................................................   6
Statements of Changes in Net Assets .....................................   7
Financial Highlights ....................................................   8
Notes to Financial Statements ...........................................   9
Report of Independent Auditors ..........................................  11

                         E.I.I. REALTY SECURITIES TRUST

                          E.I.I. REALTY SECURITIES FUND

                                  JUNE 30, 2000

To Our Shareholders:

We are pleased to report to you that we have completed our second full year of operations in strong fashion. For the fiscal year ended June 30, 2000, the E.I.I. Realty Securities Fund (the "Fund") produced a return of 6.2% compared to the NAREIT Equity Index return of 3.0%. For the six months ended June 30, the Fund returned 15.4% compared to NAREIT's 13.2% return. Net Assets of the Fund were $130.1 million.

For the first six months of the  Fund's  fiscal  year  (period  ending  December
1999), REITs continued their lackluster performance as investors' appetite for high risk investments out weighed their appetite for income-oriented investments with stable earnings. However, as the NASDAQ meltdown began late in March 2000 REITs began to rebound. The rebound continued into the June quarter driven by strong real estate fundamentals supporting stable, consistent earnings growth by most REITs. In the first six months of 2000, REIT returns have surpassed those returns experienced in most other sectors of the equity and fixed income markets.

What is most impressive about the recent performance of REITs is the stability and consistency with which the outperformance was generated. Despite wild and violent gyrations in the levels of both the S&P 500 and the NASDAQ Composite, REITs have marched to their own drummer this year and have actually performed best when the other indexes were at their worst. Heightened volatility in the stock market caused investors to rediscover the attraction of investments with low volatility and steady cash flow.

We believe that the REIT market has transitioned from the "capital markets driven leg" of the REIT cycle, to the "real estate driven leg", where valuations and performance going forward will be much more closely tied to the performance of the properties held by the REITs, and less by the external variables such as "positive spread investing." In recent years these external variables caused the REITs' share prices to be more volatile due to the REITs' dependence upon the availability of attractively priced new capital for growth. IN SHORT, WE BELIEVE INVESTORS SHOULD ANTICIPATE MORE REAL ESTATE-LIKE RETURNS GOING FORWARD.

We also believe the most important lesson which investors can take away from the recent REIT performance is the REAFFIRMATION OF THE ROLE OF REITS WITHIN A PROPER ASSET ALLOCATION. Simplistically, investors who have significant holdings in operating companies, where those companies are subject to the ravages of operating margin pressure due to higher costs (rents and interest rates, for example) can partially hedge themselves by having an allocation to the asset class which stands to benefit most from this set of circumstances.

In  summary,   the  REIT  market  is  healthy  driven  by  solid   supply/demand
fundamentals in the real estate markets.

Our fellow shareholders should take comfort in knowing that the employees, officers and directors of both the Manager and the Trust continue to have approximately $1.0 million invested in the E.I.I Realty Securities Fund and that we remain dedicated in a very meaningful way to achieve solid performance.

Lastly, we want to thank you for the continued support and confidence you have placed with us.

Very Truly Yours,

S:RICHARD J. ADLER                                   S:DAVID P. O'CONNOR
Richard J. Adler                                     David P. O'Connor
Chairman                                             President

                         E.I.I. REALTY SECURITIES TRUST

                          E.I.I. REALTY SECURITIES FUND

                                  JUNE 30, 2000


                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF PLOT POINTS USED IN PRINTED GRAPHIC

                             EII          MAREIT          WILSHIRE
         6/11/98          $10,000         $10,000         $10,000
         6/30/98           10,260          10,253          10,253
         7/31/98            9,650           9,587           9,539
         8/31/98            8,940           8,683           8,548
         9/30/98            9,390           9,174           9,027
        10/31/98            9,213           9,004           8,903
        11/30/98            9,415           9,137           9,071
        12/31/98            9,306           8,907           8,941
         1/31/99            9,112           8,720           8,747
         2/28/99            9,000           8,515           8,678
         3/31/99            8,908           8,477           8,631
         4/30/99            9,801           9,281           9,551
         5/31/99           10,039           9,485           9,712
         6/30/99            9,728           9,332           9,547
         7/31/99            9,382           9,035           9,182
         8/31/99            9,309           8,920           9,044
         9/30/99            8,910           8,581           8,636
        10/31/99            8,613           8,370           8,475
        11/30/99            8,571           8,234           8,342
        12/31/99            8,955           8,495           8,656
         1/31/00            8,987           8,523           8,691
         2/29/00            8,847           8,421           8,525
         3/31/00            9,256           8,698           8,899
         4/30/00            9,856           9,283           9,533
         5/31/00            9,933           9,374           9,648
         6/30/00           10,336           9,615           9,973

--------------------------------------------------------------------------------
                   RETURNS FOR THE PERIODS ENDED JUNE 30, 2000

                                                                                AVERAGE ANNUAL TOTAL
                                                 CUMULATIVE TOTAL RETURN             RETURN
                                          ------------------------------------- ---------------------
                                            CALENDAR      TWELVE       SINCE
                                          YEAR TO DATE    MONTHS     INCEPTION*     SINCE INCEPTION*
                                          ------------------------------------------------------------

E.I.I. REALTY SECURITIES FUND                  15.42%      6.25%         3.36%           1.62%

NAREIT Equity Index(1)                         13.18%      3.03%       (3.85%)         (1.89%)

Wilshire Real Estate Securities Index(1)       15.21%      4.46%       (0.27%)         (0.13%)


*  Inception date was June 11, 1998.

(1) For the period from June 11, 1998 through June 30, 1998, the Morgan Stanley REIT Index was used to calculate the returns.

Returns are historical and include change in share price and reinvestment of dividends and capital gains. Past performance does not guarantee future results. Investment performance fluctuates. Fund shares, when redeemed, may be worth more or less than original cost. The Fund's performance takes into account all applicable fees and expenses. The benchmarks are widely accepted unmanaged indices of overall market performance and do not take into account charges, fees and other expenses.

--------------------------------------------------------------------------------

                         E.I.I. REALTY SECURITIES TRUST

                          E.I.I. REALTY SECURITIES FUND

                             SCHEDULE OF INVESTMENTS

                                  JUNE 30, 2000

                                                             SHARES              VALUE
                                                             ------              -----
COMMON STOCK -- 93.1%
     Alexander & Baldwin, Inc.                               10,800          $    238,275
     AMB Property Corp.                                     160,400             3,659,125
     Apartment Investment & Management Company, Class A     140,300             6,067,975
     Arden Realty Group, Inc.                               183,300             4,307,550
     Avalonbay Communities, Inc.                             98,531             4,113,669
     Boston Properties, Inc.                                142,700             5,449,356
     Bradley Real Estate Trust, Inc.                         59,800             1,274,487
     Brandywine Realty Trust                                131,100             2,507,287
     BRE Properties, Inc., Class A                           86,100             2,486,138
     CarrAmerica Realty Corp.                               115,200             3,052,800
     Charles E. Smith Residential Realty, Inc.               63,200             2,401,600
     Chateau Communities, Inc.                              128,332             3,625,379
     Equity Office Properties Trust                         357,012             9,840,143
     Equity Residential  Properties Trust                   145,699             6,702,154
     Franchise Finance Corporation of America               180,900             4,160,700
     Highwoods Properties, Inc.                             111,900             2,685,600
     Kilroy Realty Corp.                                    129,000             3,345,938
     Kimco Realty Corp.                                     121,500             4,981,500
     Liberty Property Trust                                  96,400             2,500,375
     Macerich Co.                                            86,900             1,917,231
     Nationwide Health Properties, Inc.                     178,000             2,480,875
     Post Properties, Inc.                                   70,420             3,098,480
     Prologis Trust                                         321,993             6,862,476
     Public Storage, Inc.                                   119,970             2,811,797
     Rouse Company                                          122,300             3,026,925
     Simon Property Group, Inc.                             156,800             3,479,000
     SL Green Realty Corp.                                   99,700             2,666,975
     Spieker Properties, Inc.                               120,200             5,679,450
     Starwood Hotels & Resorts Worldwide, Inc.              148,186             4,788,260
     Storage USA, Inc.                                       41,900             1,236,050
     Sun Communities, Inc.                                  105,400             3,524,313
     Taubman Centers, Inc.                                  170,900             1,879,900
     Trizec Hahn Corp.                                       80,000             1,430,000
     Vornado Realty Trust                                   124,900             4,340,275
                                                                             ------------

   TOTAL COMMON STOCK (Cost $115,485,218)                                     122,622,058
                                                                             ------------

                 See Accompanying Notes to Financial Statements

                         E.I.I. REALTY SECURITIES TRUST

                          E.I.I. REALTY SECURITIES FUND

                             SCHEDULE OF INVESTMENTS

                                  JUNE 30, 2000

                                                             SHARES              VALUE
                                                             ------              -----
PREFERRED STOCK -- 1.2%

     Vornado Realty Trust Preferred Convertible, Series A    31,500          $  1,632,094
                                                                             ------------

   TOTAL PREFERRED STOCK (Cost $1,579,194)                                      1,632,094
                                                                             ------------

                                                          PAR (000)
                                                          ---------

TEMPORARY INVESTMENTS -- 5.7%

     Provident Institutional Funds, T-Fund Portfolio         $  764               764,724
     Provident Institutional Funds, Treasury Trust
        Portfolio                                             6,682             6,682,870
                                                                              -----------

   TOTAL TEMPORARY INVESTMENTS (Cost $7,447,594)                                7,447,594
                                                                             ------------

TOTAL INVESTMENTS -- 100% (Cost $124,512,006) +                              $131,701,746
                                                                             ============

+  The cost for federal income tax purposes is $124,853,825

                 See Accompanying Notes to Financial Statements

                         E.I.I. REALTY SECURITIES TRUST

                          E.I.I. REALTY SECURITIES FUND

                       STATEMENT OF ASSETS AND LIABILITIES

                                  JUNE 30, 2000

ASSETS

     Investments at value (Cost $124,512,006).................   $131,701,746
     Receivable from advisor..................................          2,464
     Dividends receivable.....................................        972,647
     Interest receivable......................................         41,638
     Receivable for fund shares sold..........................        250,000
     Organizational expenses..................................        107,617
     Prepaid expenses and other assets........................         36,843
                                                                 ------------
         TOTAL ASSETS.........................................    133,112,955
                                                                  -----------

LIABILITIES

     Payable for investment securities purchased..............      2,921,228
     Accrued expenses.........................................        124,125
                                                                 ------------
         TOTAL LIABILITIES....................................      3,045,353
                                                                 ------------

NET ASSETS (Applicable to 13,718,831
     Institutional Class shares outstanding, $.01

     Par value, unlimited shares authorized)..................   $130,067,602
                                                                 ============

NET ASSET VALUE, OFFERING AND REDEMPTION

     PRICE PER INSTITUTIONAL CLASS SHARE......................          $9.48
                                                                        =====

                 See Accompanying Notes to Financial Statements

                         E.I.I. REALTY SECURITIES TRUST

                          E.I.I. REALTY SECURITIES FUND

                             STATEMENT OF OPERATIONS

                                                                   Year Ended
                                                                 June 30, 2000
                                                                 -------------
INVESTMENT INCOME
         Dividends..........................................      $5,635,924
         Interest...........................................         217,274
                                                                  ----------
                  Total Investment Income...................       5,853,198
                                                                  ----------
EXPENSES
         Management fee.....................................         597,897
         Administrative fee.................................         199,299
         Legal fees.........................................          96,000
         Directors' fees and expenses.......................          40,000
         Organization expense...............................          36,640
         Filing fees........................................          30,152
         Transfer Agent fee.................................          30,000
         Audit fee..........................................          28,000
         Custodian fee......................................          24,211
         Insurance expense..................................          11,551
         Shareholders' reports..............................           7,605
         Other expenses.....................................           5,841
                                                                  ----------
                  TOTAL EXPENSES............................       1,107,196
         Less: Expenses Waived or Reimbursable..............        (310,005)
                                                                  ----------
                  NET EXPENSES..............................         797,191
                                                                  ----------
         NET INVESTMENT INCOME..............................       5,056,007
                                                                  ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENT SECURITIES
         Net Realized Loss on Investment Securities.........       2,876,733)
         Change in Unrealized Appreciation (Depreciation) of
            Investment Securities...........................       7,461,871
                                                                  ----------
                  NET GAIN ON INVESTMENT SECURITIES.........       4,585,138
                                                                  ----------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS................................      $9,641,145
                                                                  ==========

                 See Accompanying Notes to Financial Statements

                         E.I.I. REALTY SECURITIES TRUST

                          E.I.I. REALTY SECURITIES FUND

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                 Year Ended         Year Ended
                                                               June 30, 2000      June 30, 1999
                                                               -------------      -------------
INCREASE (DECREASE) IN NET ASSETS
     Operations:
         Net Investment Income ...........................      $  5,056,007        $ 1,661,894
         Net Realized Loss on Investment Securities ......        (2,876,733)          (690,030)
         Change in Unrealized Appreciation (Depreciation)
             of Investment Securities ....................         7,461,871           (286,028)
                                                                ------------        -----------
         Net Increase in Assets Resulting
                 From Operations .........................         9,641,145            685,836
                                                                ------------        -----------
     Distributions From:
         Net Investment Income ...........................        (3,641,186)        (1,022,314)
         Net Realized Gains ..............................                --                 --
                                                                ------------        -----------
                  Total Distributions ....................        (3,641,186)        (1,022,314)
                                                                ------------        -----------
     Capital Share Transactions - Institutional Class: (1)
         Shares Issued ...................................        73,923,152         53,243,697
         Shares Issued in Reinvestment of Distributions ..         2,987,283            944,623
         Shares Redeemed .................................        (5,191,245)        (2,017,245)
                                                                ------------        -----------
                  Net Increase from Capital Share
                      Transactions .......................        71,719,190         52,171,075
                                                                ------------        -----------
     Total Increase in Net Assets ........................        77,719,149         51,834,597
                                                                ------------        -----------
NET ASSETS
         Beginning of Year ...............................        52,348,453            513,856
                                                                ------------        -----------
         End of Year .....................................      $130,067,602        $52,348,453
                                                                ============        ===========
(1) SHARES ISSUED AND REDEEMED - INSTITUTIONAL CLASS
         Shares Issued ...................................         8,374,422          5,642,946
         Shares Reinvested ...............................           350,493            108,533
         Shares Redeemed .................................          (586,753)          (220,901)
                                                                ------------        -----------
                                                                   8,138,162          5,530,578
                                                                ============        ===========

c
                                       7

                         E.I.I. REALTY SECURITIES TRUST

                          E.I.I. REALTY SECURITIES FUND

                              FINANCIAL HIGHLIGHTS

      FOR AN INSTITUTIONAL CLASS SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                     Year            Year     June 11, 1998 (a)
                                                                    Ended           Ended          through
                                                                 June 30, 2000   June 30, 1999    June 30, 1998
                                                                 -------------   -------------    -------------

Net Asset Value, Beginning of Period ........................      $   9.38        $ 10.26           $10.00
                                                                   --------        -------           ------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
     Net Investment Income ..................................          0.47           0.39             0.05
     Net Gain (Loss) on Securities (Realized and Unrealized)           0.06          (0.95)            0.21
                                                                   --------        -------           ------
         Total from Investment Operations ...................          0.53          (0.56)            0.26
                                                                   --------        -------           ------
LESS DISTRIBUTIONS
     Net Investment Income ..................................         (0.43)         (0.32)              --
     Net Realized Gains .....................................            --             --               --
                                                                   --------        -------           ------
         Total Distributions ................................         (0.43)         (0.32)              --
                                                                   --------        -------           ------
Net Asset Value, End of Period ..............................      $   9.48        $  9.38           $10.26
                                                                   ========        =======           ======
Total Return ................................................          6.25%         (5.18)%           2.60%#

Net Assets, End of Period (thousands) .......................      $130,068        $52,348           $  514

Ratio of Expenses to Average Net Assets .....................          1.00%          1.00%            1.00%*

Ratio of Expenses to Average Net Assets (Excluding
   Waivers and Assumptions of Expenses) .....................          1.39%          1.83%           37.75%*

Ratio of Net Investment Income to Average Net Assets ........          6.34%          6.11%           10.50%*

Ratio of Net Investment Income to Average Net Assets
   (Excluding Waivers and Assumptions of Expenses) ..........          5.95%          5.28%          (26.25)%*

Portfolio Turnover Rate .....................................            25%            17%              22%

*        Annualized
#        Non-Annualized
(a)      Commencement of Operations

                 See Accompanying Notes to Financial Statements

                         E.I.I. REALTY SECURITIES TRUST

                          E.I.I. REALTY SECURITIES FUND

                        NOTES TO THE FINANCIAL STATEMENTS


A. ORGANIZATION:

E.I.I. Realty Securities Trust was incorporated in the State of Delaware on December 22, 1997 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. E.I.I. Realty Securities Trust may offer one or more portfolios of its shares; at present only shares of E.I.I. Realty Securities Fund (the "Fund") are being offered. The Fund may offer three classes of shares; Institutional, Adviser and Investor. As of June 30, 2000, the Adviser and Investor Classes had not commenced operations. Shares of all classes represent equal pro-rata interests in the Fund, except that each class will bear different expenses which will reflect the difference in the range of services to be provided to them.

B. SIGNIFICANT ACCOUNTING POLICIES:

The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Fund in preparation of its financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Estimates include the classification of distributions received by the Fund from the issuers of the Fund's portfolio securities. These distributions may be classified as either dividend income, capital gains or as non-taxable distributions. The final classifications of these distributions can not be determined until reported to the Fund by the issuers of the Fund's portfolio securities, which normally occurs in January after the end of the calendar year. Reclassification of distributions made to the Fund will not affect the net assets of the Fund. The reclassification of distributions received by the Fund may require the Fund to reclassify a portion of its distributions to Fund shareholders.

SECURITY VALUATION: Securities traded on a nationally recognized securities exchange will be valued at the last sale price, or if no sale, at the mean between the latest bid and asked price. Securities traded in any other U.S. or foreign market shall be valued in a manner as similar as possible to the above, or if not so traded, on the basis of the latest available price. Where there are no readily available quotations for securities they will be valued at a fair value as determined by the Board of Trustees acting in good faith.

FEDERAL INCOME TAXES: The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund has a capital loss carryforward for federal income tax purposes of $1,094,594 of which $2,486, $1,876 and $1,090,232 are available as a reduction of future net capital gains realized through years June 30, 2006, 2007, and 2008, respectively.

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred approximately $1,853,000 of net capital losses after October 31, 1999, and will elect to defer these post-October losses.

ORGANIZATIONAL COSTS: Organizational costs have been capitalized and are being amortized on a straight line basis over a period of 60 months.

                         E.I.I. REALTY SECURITIES TRUST

                          E.I.I. REALTY SECURITIES FUND

                        NOTES TO THE FINANCIAL STATEMENTS

OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are those of specific securities sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

C. INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES:

The Fund has entered into an Investment Advisory Agreement with E.I.I. Realty Securities, Inc. (the "Adviser" or "E.I.I.") for day-to-day portfolio management services to be provided by the Adviser. The Investment Advisory Agreement provides for the Adviser to receive a fee calculated daily and payable monthly at an annual rate of 0.75% of the Fund's average daily net assets.

E.I.I. will also provide administrative services to the Fund. Under the Administrative Services Agreement, E.I.I. will receive a fee payable monthly at an annual rate of 0.25% of the Fund's average daily net assets. For the
Institutional Share Class, E.I.I. has agreed to waive 0.10% of its administrative fee resulting in a net annual rate of 0.15% of average daily net assets. E.I.I. has entered into a sub-administration contract with PFPC Inc. under which E.I.I. pays PFPC Inc. to provide certain administrative services to E.I.I.

E.I.I. has agreed to waive a portion of its Investment Advisory Fee and/or assume the expenses of the Fund to the extent necessary to keep the annual expenses of the Fund to not more than 1.00% of the average daily net assets of the Institutional Share Class of the Fund.

D. INVESTMENT TRANSACTIONS:

For the period ended June 30, 2000, the Fund made the following purchases and sales of investment securities other than U.S. Government Securities:

          Purchases......................................    $87,059,951
          Sales..........................................     18,937,772

At June 30, 2000, gross unrealized appreciation and depreciation for federal income tax purposes on investment securities for the Fund was as follows:

          Gross Unrealized Appreciation....................  $8,326,390
          Gross Unrealized Depreciation....................  (1,478,469)
                                                             ----------
          Net..............................................  $6,847,921
                                                             ==========


E. COMPONENTS OF NET ASSETS:

At June 30, 2000, net assets consisted of:

Paid-In Capital .......................................    $124,390,265
Undistributed Net Investment Income ...................       2,056,919
Accumulated Net Realized Loss .........................      (3,569,322)
Net Unrealized Appreciation of
  Investment Securities ...............................       7,189,740
                                                           ------------
                                                           $130,067,602
                                                           ============

                         E.I.I. REALTY SECURITIES TRUST

                          E.I.I. REALTY SECURITIES FUND

                REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

The Shareholders and Board of Directors
E.I.I. Realty Securities Fund

We have audited the accompanying statement of assets and liabilities of E.I.I. Realty Securities Fund (the "Fund"), a series of the E.I.I. Realty Securities Trust, including the schedule of investments, as of June 30, 2000 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of E.I.I. Realty Securities Fund at June 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

                                           S: Ernst & Young LLP

New York, New York
August 10, 2000

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

INVESTMENT ADVISOR & ADMINISTRATOR   OFFICERS & TRUSTEES
----------------------------------   -------------------
E.I.I. Realty Securities, Inc.       Richard J. Adler, Chairman, CHIEF
667 Madison Avenue                   EXECUTIVE OFFICER & TRUSTEE
16th Floor                           David P. O'Connor, PRESIDENT & TRUSTEE
New York, NY 10021                   Alissa R. Fox, TREASURER
(212) 644-0794                       Peter J. Gavey, SECRETARY
                                     Samuel R. Karetsky, TRUSTEE
TRANSFER AGENT                       Warren K. Greene, INDEPENDENT TRUSTEE
--------------                       Joseph Gyourko, INDEPENDENT TRUSTEE
PFPC, Inc.                           Richard W. Hutson, INDEPENDENT TRUSTEE
400 Bellevue Parkway                 Carl W. Schafer, INDEPENDENT TRUSTEE
Wilmington, DE 19809-3710

CUSTODIAN & SUB-ADMINISTRATOR
-----------------------------
PFPC Trust Company
400 Bellevue Parkway
Wilmington, DE 19809-3710



                                [GRAPHIC OMITTED]

                                  E.I.I. REALTY
                                 SECURITIES FUND

                                  888-323-8912